EXHIBIT 99.1

   Transatlantic Holdings, Inc. Announces Results for the Year and
                            Fourth Quarter

    NEW YORK--(BUSINESS WIRE)--Feb. 9, 2005--Transatlantic Holdings, Inc. (NYSE:TRH) today reported that its net income for the year ended December 31, 2004 amounted to $254.6 million, or $3.85 per common share, compared to $303.6 million, or $4.60 per common share, in 2003. For the full year 2004, net income excluding realized net capital gains, net of tax, amounted to $240.2 million, or $3.63 per common share, compared to $297.2 million, or $4.51 per common share, in 2003. After-tax net catastrophe losses for 2004 totaled $139.7 million, or $2.11 per common share. There were no significant catastrophe losses occurring in 2003. Full year 2004 net income excluding realized net capital gains, net of tax, and catastrophe losses, net of tax, increased 27.8 percent to $379.9 million, or $5.74 per common share, compared to $297.2 million, or $4.51 per common share, in 2003.


                                    TWELVE MONTHS
                          (in millions, except per share amounts)
                                                Per Share (Diluted)
                                                -------------------
                         2004   2003  Change     2004  2003 Change
                        ------ ------ ------    ----- ----- ------
Net income              $254.6 $303.6  (16.2) % $3.85 $4.60  (16.5) %
Realized net capital
   gains, net of tax      14.4    6.4            0.22  0.09
                        ------ ------           ----- -----

Net income, excluding
   realized net capital
   gains, net of tax     240.2  297.2  (19.2)    3.63  4.51  (19.5)
Significant catastrophe
   losses, net of tax   (139.7)    -            (2.11)   -
                        ------ ------           ----- -----

Net income, excluding
   realized net capital
   gains and catastrophe
   losses, net of tax   $379.9 $297.2   27.8    $5.74 $4.51   27.4
                        ====== ======           ===== =====

Weighted average
   common shares
   outstanding (diluted)  66.2   66.0

    For the fourth quarter of 2004, net income totaled $98.9 million, or $1.50 per common share, compared to $84.9 million, or $1.28 per common share, in the year ago period. For the 2004 fourth quarter, net income excluding realized net capital gains, net of tax, amounted to $93.9 million, or $1.42 per common share, compared to $82.8 million, or $1.25 per common share, in the same 2003 period. After-tax net catastrophe losses for the fourth quarter of 2004 totaled $24.7 million, or $0.37 per common share, compared to nil in the same prior year quarter. Fourth quarter 2004 net income excluding realized net capital gains, net of tax, and catastrophe losses, net of tax, increased 43.3 percent to $118.6 million, or $1.79 per common share, compared to $82.8 million, or $1.25 per common share, in the fourth quarter of 2003.


                                    FOURTH QUARTER
                          (in millions, except per share amounts)
                                               Per Share (Diluted)
                                               -------------------
                         2004   2003  Change    2004  2003 Change
                        ------ ------ ------   ----- ----- ------
Net income               $98.9  $84.9   16.6 % $1.50 $1.28   16.4 %
Realized net capital
   gains, net of tax       5.0    2.1           0.08  0.03
                        ------ ------          ----- -----

Net income, excluding
   realized net capital
   gains, net of tax      93.9   82.8   13.5    1.42  1.25   13.3
Significant catastrophe
   losses, net of tax(a) (24.7)    -           (0.37)   -
                        ------ ------          ----- -----

Net income, excluding
   realized net capital
   gains and catastrophe
   losses, net of tax   $118.6  $82.8   43.3   $1.79 $1.25   43.1
                        ====== ======          ===== =====

Weighted average
   common shares
   outstanding (diluted)  66.1   66.1

(a) Includes tax benefit of $7.9 million related to pre-tax
    catastrophe losses recorded in the third quarter of 2004.
---------

    All of the share and per-share amounts included in this press release, except for prior year balance sheet data, reflect the 5-for-4 split of the Company's common stock in the form of a 25 percent common stock dividend that was paid on July 16, 2004.

    For 2004, income before income taxes amounted to $276.2 million versus $386.7 million in 2003. For the fourth quarter of 2004, income before income taxes amounted to $91.4 million compared to $105.6 million for the fourth quarter of 2003. The following chart provides a summary of the realized net capital gains and significant catastrophe losses included in these results:


                           TWELVE MONTHS          FOURTH QUARTER
                                      (in millions)
                         2004   2003  Change    2004   2003  Change
                        ------ ------ ------   ------ ------ ------
Income before income
   taxes                $276.2 $386.7  (28.6) % $91.4 $105.6  (13.4) %
Realized net capital
   gains                  22.2    9.9             7.7    3.2
Significant catastrophe
   losses(b)            (215.0)    -            (50.0)    -
                        ------ ------          ------ ------
Income before income
   taxes, realized net
   capital gains and
   catastrophe losses   $469.0 $376.8   24.5   $133.7 $102.4   30.5
                        ====== ======          ====== ======

(b) Fourth quarter 2004 catastrophe losses consist of $20.0 million related to the fourth quarter tsunami, which principally affected South Asia, and $30.0 million related to an upward revision of management's previous estimate of third quarter 2004 catastrophe losses of $165.0 million.
---------

    Robert F. Orlich, President and Chief Executive Officer said, "Transatlantic's results for the year were significantly affected by losses from natural catastrophes that tragically struck the Southeastern U.S., the Caribbean and Asia. Despite such losses, Transatlantic achieved a return on equity of 10.3 percent for 2004, accompanied by strong operating cash flows and investment income.

    "In the current quarter, our total increase in net premiums written was driven by our European operations, where more favorable opportunities prevailed. The decrease in domestic net premiums written during the quarter was due, in part, to softer market conditions in many sectors and greater retention levels. Looking ahead, we view market conditions as generally favorable and remain optimistic about 2005.

    "Despite the challenges ahead, Transatlantic's global franchise, market expertise and superior financial strength position us well for the future."

    Net premiums written for 2004 increased 12.2 percent to $3.75 billion from $3.34 billion reported in 2003. For the fourth quarter of 2004, net premiums written increased 6.7 percent to $927.2 million from $868.9 million in the same prior year period. International business represented 50.9 percent of net premiums written for 2004 versus 44.9 percent for 2003.

    The combined ratio for 2004 was 101.5 versus 96.5 in 2003. For the fourth quarter of 2004, the combined ratio was 100.7 versus 96.0 in the comparable year ago period. The impact of 2004 catastrophe losses added 5.9 and 5.4, respectively, to the 2004 year and fourth quarter loss and loss adjustment expense and combined ratios. TRH's combined ratio represents the sum of the ratio of net losses and loss adjustment expenses divided by net premiums earned (loss and loss adjustment expense ratio) and the ratio of the sum of net commissions and other underwriting expenses divided by net premiums written (underwriting expense ratio). Net loss and loss adjustment expense reserves (which represent unpaid losses and loss adjustment expenses, net of related reinsurance recoverable) rose $1.02 billion for the year 2004, including an increase of $311.5 million during the fourth quarter of 2004, bringing the total of such reserves to $4.98 billion at December 31, 2004. The combined ratio and its components, as well as net loss and loss adjustment expense reserves as noted above, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.

    Net investment income increased 13.2 percent in 2004 to $306.8 million, compared to $271.0 million reported in 2003, principally as a result of an increase in interest earned on fixed maturities. For the fourth quarter of 2004, net investment income totaled $86.2 million, an increase of 24.3 percent over $69.4 million reported in the comparable year ago period. The significant increase in net investment income in the fourth quarter of 2004, compared to the immediately prior quarter (the third quarter of 2004) and to the fourth quarter of 2003, was due largely to increased investment income from other invested assets, primarily alternative investments, and increased interest earned on fixed maturities in the 2004 fourth quarter. At December 31, 2004, investments and cash totaled $8.3 billion.

    Income taxes (benefits) for the 2004 year and fourth quarter include tax benefits of $7.9 million related to catastrophe losses recorded in the third quarter of 2004 and $10.9 million related to amended tax returns.

    At December 31, 2004, TRH's consolidated assets and stockholders' equity were $10.6 billion and $2.6 billion, respectively. Book value per common share was $39.30. Also, during the fourth quarter of 2004, the Company repurchased 19,900 shares of its common stock pursuant to a previously disclosed buyback program.

    In the fourth quarter of 2004, the Board of Directors declared a quarterly cash dividend of $0.10 per common share to stockholders of record as of March 4, 2005, payable on March 18, 2005.

    Visit -- www.transre.com -- for additional information about TRH.

Caution concerning forward-looking statements:

    This press release contains forward-looking statements, including expectations regarding the aggregate net impact on operating results from recent catastrophe losses, within the meaning of the U.S. federal securities laws. These forward-looking statements are based on assumptions and opinions concerning a variety of known and unknown risks. In addition, please refer to TRH's Quarterly report on Form 10-Q for the quarter ended September 30, 2004 and its past and future filings and reports filed with or furnished to the Securities and Exchange Commission for a description of the business environment in which TRH operates and the important factors, risks and uncertainties that may affect its business and financial results. If any assumptions or opinions prove incorrect, any forward-looking statements made on that basis may also prove materially incorrect. TRH is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

    Transatlantic Holdings, Inc. (TRH) is a leading international reinsurance organization headquartered in New York, with operations also based in Chicago, Toronto, Miami (serving Latin America and the Caribbean), Buenos Aires, Rio de Janeiro, London, Paris, Zurich, Warsaw, Johannesburg, Hong Kong, Shanghai, Tokyo and Sydney. TRH has consolidated assets of $10.6 billion and stockholders' equity of $2.6 billion. Its subsidiaries, Transatlantic Reinsurance Company (TRC), Putnam Reinsurance Company and Trans Re Zurich, are rated "A+ (Superior)" by A.M. Best Company. Moody's Investors Service has assigned an insurance financial strength rating of Aa1 ("Excellent") to TRC. Standard & Poor's has assigned an insurer financial strength rating of "AA" to TRC, Putnam and Trans Re Zurich. These subsidiaries offer reinsurance capacity on both a treaty and facultative basis -- structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.

Comment on Regulation G
-----------------------

    This press release includes certain non-GAAP financial measures. These measures should not be viewed as a substitute for net income determined in accordance with accounting principles generally accepted in the United States of America (GAAP). The reconciliations of such measures to the most comparable GAAP measures in accordance with Regulation G are included herein.

    Throughout this press release, TRH presents its results in the way it believes will be most meaningful and useful, as well as most transparent, to the investing public and others who use TRH's financial information in evaluating the performance of TRH. That presentation includes the use of certain non-GAAP measures. In addition to the GAAP presentations of net income and income before income taxes, TRH shows both net income and income before income taxes exclusive of realized net capital gains and significant catastrophe losses.

    Providing only a GAAP presentation of net income and income before income taxes makes it more difficult for users of TRH's financial information to evaluate TRH's success or failure in its basic business, that of conducting reinsurance operations, and may, in TRH's opinion, lead to incorrect or misleading assumptions and conclusions.

    Although realized capital gains or losses represent an integral part of TRH's results, the realization of capital gains or losses is not a relevant indicator of the performance of our reinsurance operations. Moreover, under applicable GAAP accounting requirements, losses can result from other than temporary declines in value without actual realization. In sum, realized capital gains or losses for any particular period are not indicative of quarterly business performance but rather of the investment and credit markets in general.

    TRH also presents net income and income before income taxes excluding significant catastrophe losses because those losses are deemed to be significant both for the full year and fourth quarter of 2004. TRH believes that this separate presentation is both meaningful and useful for users of TRH's financial information to understand the impact of catastrophe losses on its financial results and how management evaluates the Company's financial performance.

    Consolidated Financial Data and the Consolidated Statistical Supplement for Transatlantic Holdings, Inc. and Subsidiaries follow below. The Consolidated Financial Data is principally in the form of TRH's consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP basis). The Consolidated Statistical Supplement, which management believes is useful to readers of this earnings release, generally presents components of or additional information about the Consolidated Financial Data. However, the Ratios at the bottom of the Statement of Operations Data and the Other Data contained in the Consolidated Statistical Supplement, which sets forth the statutory surplus of Transatlantic Reinsurance Company, the primary operating subsidiary of TRH, are presented in accordance with principles prescribed or permitted by insurance regulatory authorities as these are standard measures in the insurance and reinsurance industries.


            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data


                                  Twelve Months Ended
                                      December 31,
                                -----------------------
                                   2004         2003      Change
                                ----------   ----------  ---------
                                  (in thousands, except
                                     per share data)
Statement of Operations Data:
Revenues:
   Net premiums written         $3,749,274   $3,341,077    12.2 %
   (Increase) decrease in net
     unearned premiums             (88,184)    (169,851)
                                ----------   ----------
   Net premiums earned           3,661,090    3,171,226    15.4
   Net investment income           306,786      270,972    13.2
   Realized net capital gains       22,181        9,942
                                ----------   ----------
                                 3,990,057    3,452,140
                                ----------   ----------
Expenses:
   Net losses and loss
     adjustment expenses         2,754,560    2,233,447
   Net commissions                 910,325      804,680
   Other underwriting expenses      72,496       65,525
   Increase in deferred
     acquisition costs             (29,449)     (40,645)
   Other deductions, net             5,913        2,459
                                ----------   ----------
                                 3,713,845    3,065,466
                                ----------   ----------

Income before income taxes         276,212      386,674   (28.6)
Income taxes (benefits)             21,628       83,030
                                ----------   ----------
Net income                        $254,584     $303,644   (16.2)
                                ==========   ==========

Net income per common share:(a)
   Basic                             $3.87        $4.64   (16.4)
   Diluted                            3.85         4.60   (16.5)

Dividends per common share(a)        0.388        0.344    12.8

Weighted average common
   shares outstanding:(a)
   Basic                            65,731       65,508
   Diluted                          66,189       65,953

Ratios:
   Loss and loss adjustment
     expense                          75.3         70.4
   Underwriting expense               26.2         26.1
   Combined                          101.5         96.5

                                   Three Months Ended
                                      December 31,
                                -----------------------
                                   2004         2003      Change
                                ----------   ----------  ---------
                                  (in thousands, except
                                     per share data)
Statement of Operations Data:
Revenues:
   Net premiums written           $927,222     $868,891     6.7 %
   (Increase) decrease in net
     unearned premiums               4,611      (16,254)
                                ----------   ----------
   Net premiums earned             931,833      852,637     9.3
   Net investment income            86,223       69,388    24.3
   Realized net capital gains        7,688        3,172
                                ----------   ----------
                                 1,025,744      925,197
                                ----------   ----------
Expenses:
   Net losses and loss
     adjustment expenses           705,115      608,734
   Net commissions                 212,903      196,373
   Other underwriting expenses      19,050       17,723
   Increase in deferred
     acquisition costs              (4,852)      (3,887)
   Other deductions, net             2,094          613
                                ----------   ----------
                                   934,310      819,556
                                ----------   ----------

Income before income taxes          91,434      105,641   (13.4)
Income taxes (benefits)             (7,511)      20,783
                                ----------   ----------
Net income                         $98,945      $84,858    16.6
                                ==========   ==========

Net income per common share:(a)
   Basic                             $1.50        $1.29    16.1
   Diluted                            1.50         1.28    16.4

Dividends per common share(a)        0.100        0.088    13.6

Weighted average common
   shares outstanding:(a)
   Basic                            65,807       65,542
   Diluted                          66,139       66,053

Ratios:
   Loss and loss adjustment
     expense                          75.7         71.4
   Underwriting expense               25.0         24.6
   Combined                          100.7         96.0

(a) Share and per share information reflect the 5-for-4 split of the common stock in the form of a 25 percent common stock dividend, paid on July 16, 2004.


            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data
                   As of December 31, 2004 and 2003


                                               2004         2003
                                           ------------  -----------
                                                 (in thousands,
                                               except share data)
Balance Sheet Data:
              ASSETS
Investments and cash:
  Fixed maturities:
    Held to maturity, at amortized
      cost (market value: 2004-$1,120,789;
      2003-$634,768)                       $  1,091,464  $   622,620
    Available for sale, at market value
      (amortized cost: 2004-$5,130,081;
      2003-$4,591,165) (pledged, at
      market value: 2004-$823,155;
      2003-$426,536)                          5,323,722    4,780,919
  Equities:
    Common stocks available for sale,
      at market value (cost: 2004-
      $565,137; 2003-$495,378) (pledged,
      at market value: 2004-$30,228;
      2003-$47,999)                             614,252      555,255
    Nonredeemable preferred stocks
      available for sale, at market value
      (cost: 2004-$18,008; 2003-$29,310)         17,948       29,131
  Other invested assets                         178,499      183,773
  Short-term investment of funds received
    under securities loan agreements            875,081      485,869
  Short-term investments, at cost
    which approximates market value              42,602       26,711
  Cash and cash equivalents                     143,435      182,887
                                           ------------  -----------
      Total investments and cash              8,287,003    6,867,165
Accrued investment income                        94,671      103,646
Premium balances receivable, net                647,894      408,029
Reinsurance recoverable on paid and unpaid
  losses and loss adjustment expenses:
    Affiliates                                  250,145      221,686
    Other                                       726,589      648,227
Deferred acquisition costs                      203,061      173,612
Prepaid reinsurance premiums                     97,532       75,515
Deferred income taxes                           236,710      165,670
Other assets                                     61,687       44,208
                                           ------------  -----------
      Total assets                         $ 10,605,292  $ 8,707,758
                                           ============  ===========

  LIABILITIES AND STOCKHOLDERS' EQUITY
Unpaid losses and loss
  adjustment expenses                      $  5,941,464  $ 4,805,498
Unearned premiums                             1,057,265      917,355
Payable under securities loan agreements        875,081      485,869
Other liabilities                               144,353      122,449
                                           ------------  -----------
      Total liabilities                       8,018,163    6,331,171
                                           ------------  -----------

Preferred Stock, $1.00 par value; shares
  authorized: 5,000,000                              -            -
Common Stock, $1.00 par value; shares
  authorized: 100,000,000; shares issued:
  2004-66,711,866; 2003-53,332,678               66,712       53,333
Additional paid-in capital                      191,403      196,645
Accumulated other comprehensive income           95,234      120,770
Retained earnings                             2,249,393    2,020,282
Treasury Stock, at cost; 2004-884,100;
  2003-864,200 shares of common stock           (15,613)     (14,443)
                                           ------------  -----------
      Total stockholders' equity              2,587,129    2,376,587
                                           ------------  -----------
      Total liabilities and
        stockholders' equity               $ 10,605,292  $ 8,707,758
                                           ============  ===========


            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data


                                              Twelve Months Ended
                                                  December 31,
                                           -------------------------
                                              2004          2003
                                           -----------   -----------
                                                (in thousands)
Cash Flow Data:

Net cash provided by operating activities  $   904,911   $   921,051
                                           -----------   -----------

Cash flows from investing activities:
  Proceeds of fixed maturities available
    for sale sold                              656,095       676,701
  Proceeds of fixed maturities available
    for sale redeemed or matured               367,819       337,296
  Proceeds of equities sold                    872,900       610,199
  Purchase of fixed maturities held
    to maturity                               (470,748)     (623,953)
  Purchase of fixed maturities available
    for sale                                (1,496,533)   (1,310,482)
  Purchase of equities                        (876,074)     (639,294)
  Net sale of other invested assets             15,678       106,885
  Net purchase of short-term investment
    of funds received under securities
    loan agreements                           (389,212)     (138,222)
  Net purchase of short-term investments       (15,891)       (8,891)
  Change in other liabilities for
    securities in course of settlement          11,933       (12,285)
  Other, net                                     4,007         3,322
                                           -----------   -----------
    Net cash used in
      investing activities                  (1,320,026)     (998,724)
                                           -----------   -----------
Cash flows from financing activities:
  Net funds received under securities
    loan agreements                            389,212       138,222
  Dividends to stockholders                    (24,723)      (22,012)
  Proceeds from common stock issued              5,325         3,572
  Acquisition of treasury stock                 (1,170)           -
  Other, net                                      (150)           -
                                           -----------   -----------
    Net cash provided by
      financing activities                     368,494       119,782
                                           -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                           7,169        13,376
                                           -----------   -----------
    Change in cash and cash equivalents        (39,452)       55,485
Cash and cash equivalents, beginning
  of period                                    182,887       127,402
                                           -----------   -----------
    Cash and cash equivalents, end
      of period                            $   143,435   $   182,887
                                           ===========   ===========

                                              Three Months Ended
                                                  December 31,
                                           -------------------------
                                               2004          2003
                                           -----------   -----------
                                                (in thousands)
Cash Flow Data:

Net cash provided by operating activities  $   183,260   $   239,371
                                           -----------   -----------

Cash flows from investing activities:
  Proceeds of fixed maturities available
    for sale sold                              217,138        65,483
  Proceeds of fixed maturities available
    for sale redeemed or matured                76,251        45,425
  Proceeds of equities sold                    254,703       166,149
  Purchase of fixed maturities held
    to maturity                               (153,058)      (89,226)
  Purchase of fixed maturities available
    for sale                                  (374,799)     (263,867)
  Purchase of equities                        (253,136)     (168,648)
  Net sale of other invested assets            124,596        43,780
  Net purchase of short-term investment
    of funds received under securities
    loan agreements                            (34,443)     (165,284)
  Net purchase of short-term investments       (12,283)      (10,873)
  Change in other liabilities for
    securities in course of settlement         (75,000)      (38,203)
  Other, net                                     4,264         2,166
                                           -----------   -----------
    Net cash used in
      investing activities                    (225,767)     (413,098)
                                           -----------   -----------
Cash flows from financing activities:
  Net funds received under securities
    loan agreements                             34,443       165,284
  Dividends to stockholders                     (6,584)       (5,768)
  Proceeds from common stock issued                959         1,155
  Acquisition of treasury stock                 (1,170)           -
  Other, net                                        -             -
                                           -----------   -----------
    Net cash provided by
      financing activities                      27,648       160,671
                                           -----------   -----------
Effect of exchange rate changes on cash
  and cash equivalents                           6,474         9,869
                                           -----------   -----------
    Change in cash and cash equivalents         (8,385)       (3,187)
Cash and cash equivalents, beginning
  of period                                    151,820       186,074
                                           -----------   -----------
    Cash and cash equivalents, end
      of period                            $   143,435   $   182,887
                                           ===========   ===========


            Transatlantic Holdings, Inc. and Subsidiaries
                     Consolidated Financial Data



                                           Twelve Months Ended
                                               December 31,
                                         ------------------------
                                            2004          2003
                                         ----------    ----------
                                              (in thousands)
Comprehensive Income Data:

Net income                                 $254,584      $303,644
                                         ----------    ----------

Other comprehensive (loss) income:
 Net unrealized (depreciation)
  appreciation of investments:
   Net unrealized holding gains              19,925       123,328
   Related income tax effect                 (6,974)      (43,165)
   Reclassification adjustment for
    gains included in net income            (22,181)       (9,942)
   Related income tax effect                  7,763         3,480
                                         ----------    ----------
                                             (1,467)       73,701
                                         ----------    ----------

 Net unrealized currency
  translation loss                          (37,029)      (20,885)
 Related income tax effect                   12,960         7,310
                                         ----------    ----------
                                            (24,069)      (13,575)
                                         ----------    ----------

Other comprehensive (loss) income           (25,536)       60,126
                                         ----------    ----------

Comprehensive income                       $229,048      $363,770
                                         ==========    ==========

                                            Three Months Ended
                                               December 31,
                                         ------------------------
                                            2004          2003
                                         ----------    ----------
                                              (in thousands)
Comprehensive Income Data:

Net income                                  $98,945       $84,858
                                         ----------    ----------

Other comprehensive (loss) income:
 Net unrealized (depreciation)
  appreciation of investments:
   Net unrealized holding gains              48,392        46,718
   Related income tax effect                (16,937)      (16,351)
   Reclassification adjustment for
    gains included in net income             (7,688)       (3,172)
   Related income tax effect                  2,690         1,110
                                         ----------    ----------
                                             26,457        28,305
                                         ----------    ----------

 Net unrealized currency
  translation loss                          (13,637)      (29,103)
 Related income tax effect                    4,773        10,187
                                         ----------    ----------
                                             (8,864)      (18,916)
                                         ----------    ----------

Other comprehensive (loss) income            17,593         9,389
                                         ----------    ----------

Comprehensive income                       $116,538       $94,247
                                         ==========    ==========


            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement

                                        Twelve Months Ended
                                           December 31,
                                  -------------------------------
                                     2004                2003
                                  -----------         -----------
                                       (dollars in thousands)

Supplemental Premium Data:

Net premiums written by office:

   Domestic                        $1,839,994          $1,840,787
                                  -----------         -----------
   International:

        Europe:
          London                      841,794             690,104
          Paris                       282,790             205,238
          Zurich                      388,669             269,179
                                  -----------         -----------
                                    1,513,253           1,164,521
                                  -----------         -----------

        Other:
          Toronto                      65,756              64,705
          Miami (Latin America and
            the Caribbean)            186,787             147,279
          Hong Kong                    82,560              76,797
          Tokyo                        60,924              46,988
                                  -----------         -----------
                                      396,027             335,769
                                  -----------         -----------

   Total international              1,909,280           1,500,290
                                  -----------         -----------

Total net premiums written         $3,749,274          $3,341,077
                                  ===========         ===========

Other net premiums written data (estimated):

   Treaty                                96.4 %              96.4 %
   Facultative                            3.6                 3.6
                                  -----------         -----------
                                        100.0 %             100.0 %
                                  ===========         ===========

   Property                              27.6 %              26.5 %
   Casualty                              72.4                73.5
                                  -----------         -----------
                                        100.0 %             100.0 %
                                  ===========         ===========

Total gross premiums written       $4,141,248          $3,637,909
                                  ===========         ===========

Source of gross premiums written:

   Affiliates                            15.4 %              17.4 %
   Other                                 84.6                82.6
                                  -----------         -----------
                                        100.0 %             100.0 %
                                  ===========         ===========

                                         Three Months Ended
                                            December 31,
                                  -------------------------------
                                     2004                2003
                                  -----------         -----------
                                        (dollars in thousands)

Supplemental Premium Data:

Net premiums written by office:

   Domestic                          $374,681            $465,162
                                  -----------         -----------
   International:

        Europe:
          London                      234,505             186,110
          Paris                        78,157              53,085
          Zurich                      134,929              75,767
                                  -----------         -----------
                                      447,591             314,962
                                  -----------         -----------

        Other:
          Toronto                      18,535              18,694
          Miami (Latin America and
            the Caribbean)             45,475              36,469
          Hong Kong                    18,690              17,956
          Tokyo                        22,250              15,648
                                  -----------         -----------
                                      104,950              88,767
                                  -----------         -----------

   Total international                552,541             403,729
                                  -----------         -----------

Total net premiums written           $927,222            $868,891
                                  ===========         ===========

Other net premiums written data (estimated):

   Treaty                                96.4 %              98.3 %
   Facultative                            3.6                 1.7
                                  -----------         -----------
                                        100.0 %             100.0 %
                                  ===========         ===========

   Property                              29.7 %              31.5 %
   Casualty                              70.3                68.5
                                  -----------         -----------
                                        100.0 %             100.0 %
                                  ===========         ===========

Total gross premiums written         $974,302            $876,251
                                  ===========         ===========

Source of gross premiums written:

   Affiliates                            11.2 %              15.4 %
   Other                                 88.8                84.6
                                  -----------         -----------
                                        100.0 %             100.0 %
                                  ===========         ===========


            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement


                                            Twelve Months Ended
                                               December 31,
                                       ----------------------------
                                          2004             2003
                                       -----------      -----------
                                              (in thousands)

Supplemental Statement of Operations Data:

Components of net losses and
 loss adjustment expenses:

   Paid losses and loss adjustment
    expenses, net of reinsurance
    recovered                           $1,730,371       $1,534,933
   Change in unpaid losses and loss
    adjustment expenses, net of
    reinsurance recoverable thereon      1,024,189          698,514
                                       -----------      -----------
                                        $2,754,560       $2,233,447
                                       ===========      ===========

                                            Three Months Ended
                                                December 31,
                                       ----------------------------
                                          2004             2003
                                       -----------      -----------
                                               (in thousands)

Supplemental Statement of Operations Data:

Components of net losses and
 loss adjustment expenses:

   Paid losses and loss adjustment
    expenses, net of reinsurance
    recovered                           $  393,624       $  335,506
   Change in unpaid losses and loss
    adjustment expenses, net of
    reinsurance recoverable thereon        311,491          273,228
                                       -----------      -----------
                                        $  705,115       $  608,734
                                       ===========      ===========

Supplemental Investment Data:

                                            December 31, 2004
                                       ----------------------------
                                          Amount          Percent
                                       -----------      -----------
                                          (dollars in thousands)
Investments by category:

   Fixed maturities:
    Held to maturity (at amortized cost):
     Domestic and foreign municipal     $1,091,464             13.4 %
                                       -----------      -----------

    Available for sale (at market value):
     Corporate                           1,512,242             18.6
     U.S. Government and government
      agency                               250,401              3.1
     Foreign government                    186,722              2.3
     Domestic and foreign municipal      3,374,357             41.4
                                       -----------      -----------
                                         5,323,722             65.4
                                       -----------      -----------
      Total fixed maturities             6,415,186             78.8
                                       -----------      -----------

   Equities:
    Common stocks                          614,252              7.6
    Nonredeemable preferred stocks          17,948              0.2
                                       -----------      -----------
      Total equities                       632,200              7.8
                                       -----------      -----------

   Other invested assets                   178,499              2.2
   Short-term investment of funds
    received under securities
    loan agreements                        875,081             10.7
   Short-term investments                   42,602              0.5
                                       -----------      -----------
      Total investments                 $8,143,568            100.0 %
                                       ===========      ===========


            Transatlantic Holdings, Inc. and Subsidiaries
                 Consolidated Statistical Supplement

Supplemental Investment Data: (continued)

Fixed maturities portfolio data:

                                     --------   ---------   -------
    Ratings as of December 31, 2004   Held to   Available
                                     Maturity    for Sale    Total
                                     --------   ---------   -------
     Aaa                                 12.2 %      45.6 %    57.8 %
     Aa                                   3.6        31.4      35.0
     A                                    1.2         5.5       6.7
     Baa                                    -         0.3       0.3
     Not rated                              -         0.2       0.2
                                     --------   ---------   -------
       Total                             17.0 %      83.0 %   100.0 %
                                     ========   =========   =======

    Duration as of December 31, 2004      5.0 years

                                      Twelve Months Ended
                                          December 31,
                                  ----------------------------
                                     2004             2003
                                  -----------      -----------

Pre-tax yield on fixed
   maturity portfolio (a)                 4.4 %            4.6 %

Effective tax rate on
   net investment income (b)             17.1 %           18.8 %


                                       Three Months Ended
                                          December 31,
                                  ----------------------------
                                     2004             2003
                                  -----------      -----------

Pre-tax yield on fixed
   maturity portfolio (a)                 4.4 %            4.5 %

Effective tax rate on
   net investment income (b)             18.6 %           21.6 %


(a) Represents annualized pre-tax net investment income from fixed maturities for the periods indicated divided by the average balance sheet carrying value of the fixed maturity portfolio for such periods.

(b) Represents the portion of income tax expense related to net investment income divided by net investment income.

Other Data:
                                    (Estimated)
                                    December 31,    December 31,
                                       2004             2003
                                   -------------   --------------
                                           (in thousands)
Statutory surplus of Transatlantic
   Reinsurance Company                $1,942,392       $1,851,187


    CONTACT: Transatlantic Holdings, Inc., New York
             Steven S. Skalicky, 212-770-2040